STATE OF MAINE


                             CHANGE OF CLERK or
                          REGISTERED OFFICE or BOTH



               Pursuant to 13-A MRSA Section 304 the undersigned corporation advises you of the following change(s):


FIRST: The name and registered office of the clerk appearing on the record in Secretary of State's office

              FREDERICK S. SAMP
           ------------------------------------------------------------------

              33 STATE STREET, BANGOR  ME  04401
          ------------------------------------------------------------------
                     (street, city, state and zip code)


SECOND: The name and physical location of the registered office of the successor (new) clerk, who must be a Maine resident, are:

              ANDREW LANDRY
          ------------------------------------------------------------------
                                 (name)
              33 STATE STREET, BANGOR  ME  04401
          ------------------------------------------------------------------
          (street address (not PO Box), city, state and zip code)

          ------------------------------------------------------------------
                      (mailing address if different from above)


THIRD:    Upon a change in clerk this must be completed:

          (X) Such change was authorized by the directors and the power to make such change is not reserved to the shareholders by the articles or the bylaws.

          ( ) Such change was authorized by the shareholders. (Complete the following)

          I certify that I have custody of the minutes showing the above action by the shareholders.

                                    /s/ Andrew Landry
                              -----------------------------------------------
                                   (signature of new clerk, secretary or
                                   assistant secretary)


Dated:  OCTOBER 13, 1995       BANGOR HYDRO-ELECTRIC COMPANY
        -----------------      ----------------------------------------------
                                   (Name of Corporation)

                              By    /s/ Andrew Landry
                                ---------------------------------------------
                                      (signature)



                                  ANDREW LANDRY, CLERK
                                ---------------------------------------------
                                     (type or print name and capacity)



                              By
                                --------------------------------------------
                                     (signature)



                                --------------------------------------------
                                      (type or print name and capacity)


---------------------------------------

This document MUST be signed by (1) the CLERK or (2) the PRESIDENT or a vice-president AND the SECRETARY, an assistant secretary or other officer the bylaws designate as second certifying officer OR (3) if no such officers, a majority of the DIRECTORS or such directors designated by a majority of directors then in office OR (4) if no directors, the holders, or such of them designated by the HOLDERS, OF RECORD OF A MAJORITY OF ALL OUTSTANDING SHARES entitled to vote thereon OR (5) the HOLDERS OF ALL OUTSTANDING SHARES.


BANGOR HYDRO-ELECTRIC COMPANY
FORM 10-K
EXHIBIT 10(A)
-------------

EXHIBIT 10(A) TO BHE FORM 10-K FOR 1995


FORM NO. MBCA-3 Rev. 90
SUBMIT COMPLETED FORMS TO:  Secretary of State, Station 101,
                            Augusta, Maine  04333